                                                                     EXHIBIT 4.3

NUMBER                                                            COMMON STOCK

COMMON STOCK                                                      PAR VALUE $.01
PAR VALUE $0.01

                          RESOURCES CONNECTION, INC.

                              INCORPORATED UNDER
                       THE LAWS OF THE STATE OF DELAWARE

                          [RESOURCES CONNECTION LOGO]

                                                               CUSIP 76122Q 10 5
THIS CERTIFIES THAT


is the recordholder of

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                          RESOURCES CONNECTION, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


-------------------------                              -------------------------
CHIEF EXECUTIVE OFFICER                                                SECRETARY
                          [RESOURCES CONNECTION, INC.
                                CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY
  -----------------------
   AUTHORIZED SIGNATURE

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT  -  ............. Custodian................
                        (Cust)                   (Minor)

                      under Uniform Gifts to Minors
                      Act....................................
                                     (State)

UNIF TRF MIN ACT   -  .......... Custodian (until age ......)
                        (Cust)

                      ............... under Uniform Transfers
                          (Minor)
                      to Minors Act .........................
                                            (State)

 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated ______________________________


                                    X __________________________________________

                                    X __________________________________________

                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ____________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.